UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): July 31, 2019

Valaris plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Chesterfield Gardens
London, England W1J 5BQ
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Ensco Rowan plc
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, U.S. $0.40 par value	VAL	New York Stock Exchange
4.70% Senior Notes due 2021	VAL21	New York Stock Exchange
4.50% Senior Notes due 2024	VAL24	New York Stock Exchange
8.00% Senior Notes due 2024	VAL24A	New York Stock Exchange
5.20% Senior Notes due 2025	VAL25A	New York Stock Exchange
7.75% Senior Notes due 2026	VAL26	New York Stock Exchange
5.75% Senior notes due 2044	VAL44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01 Other Events	4
SIGNATURE	5

Item 8.01	Other Events

As announced on July 2, 2019, Ensco Rowan plc changed its name to Valaris plc (the “Company”). On July 31, 2019, the Company’s New York Stock Exchange (“NYSE”) symbol for its Class A ordinary shares changed to VAL from ESV. In addition, the Company's CUSIP for its Class A ordinary shares will become G9402V 109. The Company's NYSE-listed senior notes will also assume new tickers and CUSIPs as follows:

Class of Security	New CUSIP	New Ticker Symbol
4.70% Senior Notes due 2021	91889D AA4	VAL21
4.50% Senior Notes due 2024	91889D AB2	VAL24
8.00% Senior Notes due 2024	91889D AC0	VAL24A
5.20% Senior Notes due 2025	91889D AD8	VAL25A
7.75% Senior Notes due 2026	91889D AE6	VAL26
5.75% Senior notes due 2044	91889D AF3	VAL44

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valaris plc

Date:	July 31, 2019	/s/ Tommy E. Darby Tommy E. Darby Vice President and Controller

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